UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2018

Apricus Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-22245	87-0449967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11975 El Camino Real, Suite 300, San Diego, CA	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 222-8041
 (Former name or former address, if changed, since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On July 30, 2018, Apricus Biosciences, Inc., a Nevada corporation (“Apricus”), Arch Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Apricus (“Merger Sub”), and Seelos Therapeutics, Inc., a Delaware corporation (“Seelos”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which, among other matters, and subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Seelos, with Seelos continuing as a wholly owned subsidiary of Apricus and the surviving corporation of the merger (the “Merger”). The Merger is intended to qualify for federal income tax purposes as a tax-free reorganization under the provisions of Section 368(a) of the Internal Revenue Code of 1986, as amended.

Subject to the terms and conditions of the Merger Agreement, at the closing of the Merger, each outstanding share of Seelos common stock will be converted into the right to receive shares of Apricus common stock (subject to the payment of cash in lieu of fractional shares and after giving effect to a reverse stock split of Apricus common stock if determined necessary or appropriate by Apricus, Seelos and Merger Sub) such that, immediately following the effective time of the Merger, preexisting Apricus stockholders are expected to own approximately 14% of the outstanding capital stock of Apricus on a fully diluted basis, and preexisting Seelos stockholders are expected to own approximately 86% of the outstanding capital stock of Apricus on a fully diluted basis, subject to adjustments for net cash held by Apricus and Seelos at the time of closing the Merger.

Consummation of the Merger is subject to certain closing conditions, including, among other things, approval by the stockholders of Apricus and Seelos. In accordance with the terms of the Merger Agreement, (i) Raj Mehra, the founder and majority stockholder of Seelos (solely in his capacity as a Seelos stockholder) has entered into a support agreement with Seelos and Apricus to vote all of his shares of Seelos capital stock in favor of adoption of the Merger Agreement (the “Seelos Support Agreement”) and (ii) certain executive officers, directors and stockholders of Apricus (solely in their respective capacities as Apricus stockholders) have entered into support agreements with Seelos and Apricus to vote all of their shares of Apricus common stock in favor of approval of the Merger Agreement (the “Apricus Support Agreements,” and together with the Seelos Support Agreement, the “Support Agreements”). The Support Agreements include covenants with respect to the voting of shares of Seelos or Apricus capital stock, respectively, in favor of approving the transactions contemplated by the Merger Agreement and against any competing acquisition proposals and place certain restrictions on the transfer of the shares of Apricus and Seelos capital stock held by the respective signatories thereto.

The Merger Agreement contains certain termination rights for both Apricus and Seelos, and further provides that, upon termination of the Merger Agreement under specified circumstances, either party may be required to pay the other party a termination fee of $500,000, which may be payable in shares of common stock of the party making such payment in such paying party's sole discretion, and in some circumstances reimburse the other party’s expenses up to a maximum of $350,000.

At the effective time of the Merger, the Board of Directors of Apricus is expected to consist of five members, four of whom will be designated by Seelos and one of whom will be designated by Apricus.

Contingent Value Rights Agreement

At the closing of the Merger, Apricus, Seelos, Richard Pascoe, as representative of the Apricus stockholders, and a rights agent will enter into a Contingent Value Rights Agreement (the “CVR Agreement”). Pursuant to the CVR Agreement, Apricus stockholders will receive one contingent value right (“CVR”) for each share of Apricus common stock held of record immediately prior to the closing of the Merger. Each CVR will represent the right to receive payments based on Apricus’ Vitaros assets. In particular, CVR holders will be entitled to receive 90% of any cash payments (or the fair market value of any non-cash payments) exceeding $500,000 received, during a period of ten years from the closing of the Merger, based on the sale or out-licensing of the Vitaros assets, including any milestone payments (“Contingent Payments”), less reasonable transaction expenses. Seelos will be entitled to retain the first $500,000 and 10% of any Contingent Payments. In order to be eligible for the CVR, an Apricus stockholder must be a holder of record at the close of business immediately prior to the closing of the Merger. Seelos has agreed to use commercially reasonable efforts to out-license or sell the Vitaros assets for a period of three years following the closing of the Merger.

The CVR will be not be transferable, except in limited circumstances and will not be registered with the Securities and Exchange Commission (the "SEC"). Richard Pascoe, Apricus’ current President and CEO, will be appointed to serve as the representative of the CVR holders’/former Apricus stockholders’ interests under the CVR Agreement.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the form of Apricus Support Agreements, the Seelos Support Agreement, and the form of CVR Agreement, which are filed as Exhibits 2.1, 2.2, 2.3 and 10.1, respectively, and which are incorporated herein by reference. The Merger Agreement has been attached as an exhibit to this Current Report on Form 8-K to provide investors and securityholders with information regarding its terms. It is not intended to provide any other factual information about Seelos or Apricus or to modify or supplement any factual disclosures about Apricus in its public reports filed with the SEC. The Merger Agreement includes representations, warranties and covenants of Seelos and Apricus made solely for the purpose of the Merger Agreement and solely for the benefit of the parties thereto in connection with the negotiated terms of the Merger Agreement. Investors should not rely on the representations, warranties and covenants in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or conditions of Seelos, Apricus or any of their respective affiliates. Moreover, certain of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to SEC filings or may have been used for purposes of allocating risk among the parties to the Merger Agreement, rather than establishing matters of fact.

Forward-Looking Statements

This current report and the documents attached as exhibits hereto contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and other Federal securities laws concerning Apricus, Seelos, the proposed transaction and other matters. For example, we are using forward-looking statements when we discuss the structure, timing and completion of the proposed Merger; the combined company’s listing on Nasdaq after closing of the proposed Merger; the possibility that any out-licensing or sale of Vitaros assets will occur and that the conditions to payment under the CVRs will be met; expectations regarding ownership structure of the combined company; the future operations of the combined company and its ability to successfully initiate and complete clinical trials and achieve regulatory milestones and related timing; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; that the product candidates have the potential to address critical unmet needs of patients with serious diseases and conditions; the executive and board structure of the combined company; and the location of the combined company’s corporate headquarters. Apricus and Seelos may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in the forward-looking statements and you should not place undue reliance on these forward-looking statements. Because such statements deal with future events and are based on Apricus’ current expectations, they are subject to various risks and uncertainties and actual results, performance or achievements of Apricus could differ materially from those described in or implied by the statements in this current report, including: the risk that the conditions to the closing of the transaction are not satisfied, including the failure to timely or at all obtain stockholder approval for the transaction; uncertainties as to the timing of the consummation of the transaction and the ability of each of Apricus and Seelos to consummate the transaction; risks related to Apricus' ability to correctly manage its operating expenses and its expenses associated with the transaction pending closing; risks related to the market price of Apricus’ common stock relative to the exchange ratio; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed merger transaction; the uncertainties associated with the clinical development and regulatory approval of product candidates such as SLS-002, SLS-006, SLS-008, SLS-010 and SLS-012, including potential delays in the commencement, enrollment and completion of clinical trials; the potential that earlier clinical trials and studies of Seelos’ product candidates may not be predictive of future results; and the requirement for additional capital to continue to advance these product candidates, which may not be available on favorable terms or at all. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the those risks discussed under the heading “Risk Factors” in Apricus’ annual report on Form 10-K filed with the SEC on March 1, 2018, and in any subsequent filings with the SEC. Except as otherwise required by law, Apricus disclaims any intention or obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events or circumstances or otherwise.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the United States Securities Act of 1933, as amended. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Important Additional Information Will be Filed with the SEC

In connection with the proposed transaction between Apricus and Seelos, Apricus intends to file relevant materials with the SEC, including a registration statement that will contain a proxy statement and prospectus. APRICUS URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT APRICUS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Apricus with the SEC (when they become available) through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement, prospectus and other documents filed by Apricus with the SEC by contacting Investor Relations by mail at Attn: Apricus Investor Relations 11975 El Camino Real, Suite 300, San Diego, CA 92130. Investors and stockholders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction.

Participants in the Solicitation

Apricus and Seelos, and each of their respective directors and executive officers and certain of their other members of management and employees, may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about Apricus’ directors and executive officers is included in Apricus’ Annual Report on Form 10-K for the year ended December 31, 2017, filed with the SEC on March 1, 2018, and the proxy statement for Apricus’ 2018 annual meeting of stockholders, filed with the SEC on April 6, 2018. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement relating to the transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated below.

Item 7.01 Regulation FD Disclosure.

Apricus and Seelos will host a joint conference call on July 30, 2018 at 8:30 a.m. Eastern Time to discuss the proposed Merger. A live audio webcast of the management presentation will be available at www.apricusbio.com. Alternatively, callers may listen to the conference call by phone by dialing (855) 780-7196 (domestic) or (631) 485-4867 (international). The conference ID number is 5485673. The webcast will be archived on Apricus website for at least 30 days.

By furnishing the information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 hereto, Apricus makes no admission as to the materiality of any information in this report. The information contained in this Item 7.01 and Exhibit 99.1 hereto is intended to be considered in the context of Apricus’ filings with the SEC and other public announcements that Apricus makes, by press release or otherwise, from time to time. Apricus undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Attached as Exhibit 99.1 is a copy of the joint press release issued by Apricus and Seelos on July 30, 2018 announcing the execution of the Merger Agreement.

The information furnished pursuant to this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated July 30, 2018, by and among Apricus Biosciences, Inc., Arch Merger Sub, Inc. and Seelos Therapeutics, Inc.
2.2	Form of Support Agreement, by and between Apricus Biosciences, Inc., Seelos Therapeutics, Inc. and certain stockholders of Apricus Biosciences, Inc.
2.3	Support Agreement, dated July 30, 2018, by and between Apricus Biosciences, Inc., Seelos Therapeutics, Inc. and Raj Mehra.
10.1	Form of CVR Agreement
99.1	Joint Press Release issued July 30, 2018 by Apricus Biosciences, Inc. and Seelos Therapeutics, Inc.

*
All schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities Exchange Commission upon request.

*    *    *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apricus Biosciences, Inc.

July 30, 2018	By:	/s/ Richard W. Pascoe
Name: Richard W. Pascoe
Title: Chief Executive Officer and Secretary